UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 16, 2006
NORTH POINTE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	000-51530	38-3615047

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28819 Franklin Road, Southfield, Michigan		48034

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (248) 358-1171
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02 Results of Operations and Financial Conditions.
     On March 16, 2006, North Pointe Holdings Corporation announced its financial results for the fourth quarter of 2005 and the year ended December 31, 2005. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release dated March 16, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2006	NORTH POINTE HOLDINGS CORPORATION
(Registrant)

	By:	/s/ James G. Petcoff

James G. Petcoff

Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	99.1	Press release dated March 16, 2006

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